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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  MARCH 12, 1997

                               PARK BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                         _____________________________

           DELAWARE                       0-20867               36-4082530
(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
       incorporation)                                         identification
                                                              no.)



      2740 WEST 55TH STREET OFFICE                        60632
            CHICAGO, ILLINOIS                           (Zip Code)
 (Address of principal executive office)

        Registrant's telephone number, include area code: (773) 434-6040

                                 NOT APPLICABLE
          (Former name or former address, if changed since last year)

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ITEM 5.  OTHER EVENTS.

         On March 12, 1997, Park Bancorp, Inc. (the "Corporation") announced by way of a news release that its board of directors has authorized and it has received approval from the Department of Treasury, Office of Thrift Supervision to repurchase up to 10% or 270,144 shares of the Corporation's outstanding common stock over the next six months.

ITEM 7(c).  EXHIBITS.

Exhibit 99.1     Press Release dated March 12, 1997.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    PARK BANCORP, INC.



Date:  March 13, 1997                               By:   /s/ David A. Remijas
                                                          --------------------
                                                          David A. Remijas
                                                          President and Chief
                                                            Executive Officer


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                               INDEX TO EXHIBITS





Exhibit

99.1     Press Release dated March 12, 1997



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